Inventories	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Inventories [Abstract]
Inventories

5.      Inventories

Inventories, net consists of the finished goods inventory, net of $2.3 million and $2.1 million of allowance for obsolescence as of September 30, 2023 and December 31, 2022, respectively. Our allowance for obsolescence is based on a policy developed by historical experience and management judgment.

3. Inventories

Inventories, net consist of the following:

	December 31,
(dollars in thousands)	2022	2021
Finished goods	$6,607	$6,135
Allowance for obsolescence	(2,081)	(2,042)
Total inventories, net	$4,526	$4,093

Finished goods inventory includes of $2.1 million and $2.0 million of allowance for obsolescence as of December 31, 2022 and 2021, respectively. Our allowance for obsolescence is based on a policy developed by historical experience and management judgment.